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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):  November 15, 2001
                                                       -----------------


                               ZANY BRAINY, INC.
                               -----------------
                (Exact Name of Registrant Specified in Charter)


       Pennsylvania          0-26185                 23-2663337
       ------------          -------                 ----------
       (State or Other   (Commission File         (I.R.S. Employer
       Jurisdiction of        Number)            Identification No.)
       Incorporation)



                2520 Renaissance Boulevard
                King of Prussia, Pennsylvania                  19406
       -----------------------------------------------     -------------
(Address of Principal Executive Offices)                     (Zip Code)



     Registrant's telephone number, including area code:    (610) 278-7800
                                                            --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

     As previously discussed, we sold substantially all of our assets to ZB Company, Inc., a wholly-owned subsidiary of The Right Start, Inc. ("Right Start"), in September 2001. Our shareholders will not receive any distribution as a result of our transaction with Right Start or in connection with our anticipated liquidation.

     On November 15, 2001, we filed our September monthly disbursements and, our subsidiaries, Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC, filed their September Monthly Operating Reports with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Copies of our disbursements and our subsidiaries' monthly operating reports are attached hereto as Exhibit 99.1, and are incorporated herein in their entirety.

     In connection with the Right Start transaction, nearly all of our accounting and finance department personnel became employees of ZB Company, Inc. We require the assistance of those ZB Company, Inc. employees to complete our September Monthly Operating Report. For this reason, we and our subsidiaries requested and obtained an extension to file our September Monthly Operating Reports until November 15, 2001. However, as of November 15, 2001, ZB Company, Inc. employees have been unable to provide us with the assistance necessary to complete our monthly operating report. We will file our September Monthly Operating Report with the Bankruptcy Court as soon as it becomes available and will file that Report with the Securities and Exchange Commission promptly after filing with the Bankruptcy Court.

     THE MONTHLY DISBURSEMENT INFORMATION AND OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.     Exhibit
-----------     -------

99.1 September monthly disbursements of Zany Brainy, Inc. and September Monthly Operating Reports of Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed with the Bankruptcy Court on November 15, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ZANY BRAINY, INC.


Date:   December 4, 2001                     By: /s/ John V. Reilly
      -------------------                      --------------------
                                                 John V. Reilly
                                                 President

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                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 September monthly disbursements of Zany Brainy, Inc. and September Monthly Operating Reports of Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed with the Bankruptcy Court on November 15, 2001.